Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, John A. Johnson, Chief Executive Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    11/18/03                      John A. Johnson
                                       ----------------------------------------
                                       John A. Johnson, Chief Executive Officer
                                       (principal executive officer)

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        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Kimberley E. Wooding, Chief Financial Officer of AFBA 5Star Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    11/18/03                  Kimberley E. Woodling
                                   --------------------------------------------
                                   Kimberley E. Wooding, Chief Financial Officer
                                  (principal financial officer)